EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Brookdale Senior Living Inc. (the “Company”) for the period ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Lucinda M. Baier, as President and Chief Executive Officer of the Company, and Teresa F. Sparks, as Interim Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lucinda M. Baier
Name: Lucinda M. Baier
Title: President and Chief Executive Officer
Date: May 8, 2018

/s/ Teresa F. Sparks
Name: Teresa F. Sparks
Title: Interim Chief Financial Officer
Date: May 8, 2018